EXHIBIT 23
POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Terry J. Lundgren
Terry J. Lundgren

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Karen M. Hoguet
Karen M. Hoguet

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Joel A. Belsky
Joel A. Belsky

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Meyer Feldberg
Meyer Feldberg

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Sara Levinson
Sara Levinson

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Joseph Neubauer
Joseph Neubauer

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Joseph A. Pichler
Joseph A. Pichler

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Joyce M. Roché
Joyce M. Roché

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ William P. Stiritz
William P. Stiritz

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Karl M. von der Heyden
Karl M. von der Heyden

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Craig E. Weatherup
Craig E. Weatherup

POWER OF ATTORNEY
     The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Dennis J. Broderick and Padma Tatta Cariappa my true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the “Exchange Act”), and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with an Annual Report on Form 10-K for the year ended January 28, 2006 to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated: March 24, 2006	/s/ Marna C. Whittington
Marna C. Whittington